Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:
                                                    4
Distribution Date:
                                            12-Jul-96
Payment Date:
                                            15-Jul-96
Collection Period Beginning:
                                            01-Jun-96
Collection Period Ending:
                                            30-Jun-96
Note and Certificate Accrual Beginning:
                                            17-Jun-96
Note and Certificate Accrual Ending:
                                            15-Jul-96

BOND SUMMARY:
Beginning Class A Note Security Balance
                                      $593,335,974.42
Beginning Class B Note Security Balance
                                      $136,244,640.00
Beginning Certificate Security Balance
                                       $25,455,360.00
Beginning Overcollateralization Amount
                                       $40,415,606.70
Beginning Class A Adjusted Balance
                                      $593,335,974.42
Beginning Class B Adjusted Balance
                                      $136,244,640.00
Beginning Certficate  Adjusted Balance
                                       $25,455,360.00
Beginning Overcollateralization Amount
                                       $40,415,606.70
Ending Class A Note Security Balance
                                      $578,852,126.88
Ending Class B Note Security Balance
                                      $136,244,640.00
Ending Certificate Security Balance
                                       $25,455,360.00
Ending Overcollateralization Amount
                                       $40,581,325.78
Ending Class A Adjusted Balance
                                      $578,852,126.88
Ending Class B Adjusted Balance
                                      $136,244,640.00
Ending Certficate  Adjusted Balance
                                       $25,455,360.00
Ending Overcollateralization Amount
                                       $40,581,325.78
Class A Note Rate Capped at 13%
                                             5.716090%
Class B Note Rate Capped at 15%
                                             6.096090%
Certificate Rate Capped at 16%
                                             6.496090%
Class A Interest Due
                                        $2,637,881.42
Class B Interest Due
                                          $645,990.79
Certificate Yield  Due
                                          $128,613.57
Class A Interest Paid
                                        $2,637,881.42
Class B Interest Paid
                                          $645,990.79
Class C Yield Paid
                                          $128,613.57
Class A Unpaid Interest
                                                $0.00
Class B Unpaid Interest
                                                $0.00
Class C Unpaid Yield
                                                $0.00
Class A Principal Paid
                                       $14,483,847.54
Class B Principal Paid
                                                $0.00
Class C Principal Paid
                                                $0.00
OC Principal Paid
                                                $0.00
Beginning Class A Net Charge-Off
                                                $0.00
Beginning Class B Net Charge-Off
                                                $0.00
Beginning Certificate Net Charge-Off
                                                $0.00
Beginning OC Net Charge-Off
                                                $0.00
Reversals Allocated to Class A
                                                $0.00
Reversals Allocated to Class B
                                                $0.00
Reversals Allocated to Certificates
                                                $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                                          $165,719.08
 Total Charge-Offs:
                                                $0.00
Charge-Offs Allocated to Class A
                                                $0.00
Charge-Offs Allocated to Class B
                                                $0.00
Charge-Offs Allocated to Certificates
                                                $0.00
Charge-Offs Allocated to OC
                                                $0.00
Ending Class A Net Charge-Off
                                                $0.00
Ending Class B Net Charge-Off
                                                $0.00
Ending Certificate Net Charge-Off
                                                $0.00
Ending OC Net Charge-Off
                                                $0.00
Bond Balance Reconciliation    (should equal $0.00)
                                                $0.00

Certificate Balance/Participation Invested Amount (Beginning of
Month)                                            3.2001%

Designated Certificate / Certificate Security (Balance Beginning of
Month)                                      1.003168%
Designated Certificate  - Beginning of Month
                                          $255,360.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(iii) & (vi)(c))                               $0.00
Designated Certificate  - End of Month
                                          $255,360.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(i)(c))                                      $1,290.21

Designated Certificateholder Accelerated Principal Payments -
Beginning Balance                              $515,606.70
Accelerated Principal Payment (Sec. 3.05 (v))
                                          $165,719.08
Payments to Holder of Designated Certificate in respect to Acc.
Prin. (Sec. 3.05 (iv) & (vi)(d)                    $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending Balance                                 $681,325.78

Designated Certificateholder Holdback Amount (Beginning of Month)
                                       $39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(Sec. 3.05 (iv) & (vi)(d))                     $0.00
Designated Certificateholder Holdback Amount (End of Month)
                                       $39,900,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
following (vii))                                $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
                                          $150,474.42